                        ANNUAL REPORT / DECEMBER 31 1999


                               AIM HIGH YIELD FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                             WHEAT FIELD WITH A LARK

                     BY VINCENT VAN GOGH (1853-1890, DUTCH)

           GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF, CON-

          NOTING NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED AFTER

           ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED ALONG THE

         WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE LONG TERM PER-

                       SEVERANCE SHOULD RESULT IN REWARD.

                      ------------------------------------

AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Yield Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The 30-day yield is calculated using a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, generally considered representative of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper High Current Yield Fund Index represents an average of the performance of the 30 largest high-yield funds charted by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                               AIM HIGH YIELD FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our faith in two long-established principles of investing:
                    portfolio diversification and long-term thinking. We could
    [PHOTO OF       title this report "What a Difference a Year Makes."
    Charles T.          An investor surveying conditions when the fiscal year
       Bauer,       opened on January 1, 1999, would have seen a ~market
    Chairman of     dominated by large-capitalization stocks and high-quality
   the Board of     bonds, especially U.S. Treasuries. During 1998, two
     THE FUND       well-known indexes of large-capitalization U.S. companies,
   APPEARS HERE]    the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip ~basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified ~portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      ------------------------------------


                               AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

BOND MARKETS CONTINUE TO STRUGGLE ON
INTEREST RATE CONCERNS


HOW DID AIM HIGH YIELD FUND PERFORM DURING THE FISCAL YEAR?
Fixed-income markets continued to be plagued by a stubbornly strong U.S. economy and higher interest rates. Given this difficult market environment, AIM High Yield Fund posted a 2.08% total return for Class A shares and 1.46% for Class B shares and Class C shares for the fiscal year ended December 31, 1999. These returns are computed at net asset value, that is, without the effect of sales charges. The fund underperformed the Lehman High Yield Bond Index, which returned 2.39%, and the Lipper High Current Yield Fund Index, which gained 4.78% during the same period.
    Despite the poor market environment during 1999, the fund continued to provide attractive current income. As of December 31, 1999, the fund's 30-day SEC yield was 11.43%, 11.20% and 11.20% for Class A, Class B, and Class C shares, respectively. By comparison, the yield on the benchmark 30-year U.S. Treasury bond was 6.48%.
    Net assets under management totaled $3.05 billion on December 31.

WHAT WERE THE MAJOR TRENDS IN BOND MARKETS DURING 1999?
This past year has been a challenging period for bond investors. Throughout 1999, downward pressure on bond prices came from the U.S. economy's continued strong growth, improving global economies, rising long-term interest rates and inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds. Against this backdrop, low unemployment and rising commodity prices created fears of inflation. Bond investors are particularly attuned to hints of higher prices because inflation erodes the purchasing power of future interest and principal payments. For these reasons, 1999 was the worst calendar-year performance for bonds since 1994.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET ENVIRONMENT?
High-yield bonds were able to withstand some of the pressure of rising interest rates to outperform most of the fixed-income market for 1999. Nonetheless, these bonds continued to face other challenges. At midyear, a flood of new high-yield issuance created an imbalance between supply and demand as Y2K concerns suppressed demand for these bonds. This combination of oversupply and shrinking demand pushed high-yield bond prices downward.
    High-yield bond funds also suffered as a result of negative asset flows during 1999. In contrast to the past several years, when high-yield bond funds enjoyed record cash inflows, lower bond prices and greater market volatility during the fiscal year eroded investor interest in this sector. Although high-yield bonds enjoyed a rally early in 1999, tax-loss selling and Y2K pressures in December caused more disappointments. These actions pushed the average yield of high-yield bonds up to almost 12% at year-end--approximately 120 basis points over historical standards. (A basis point is one one-hundredth of a percentage point.)
    In light of the challenging market conditions faced by bond issuers, the default rate for the high-yield bond sector continued to climb and is expected to top 5% for the year. Fortunately, our credit research helped AIM High Yield Fund avoid any defaults during 1999.

GIVEN CURRENT MARKET CONDITIONS, HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY? While yield spreads have come down from their 1998 levels, they still remained high on a historical basis. As a result we have found opportunities for higher yields in the lower-quality sectors of the high-yield market. We repositioned the fund's portfolio to include more CCC and non-rated bonds in exchange for the opportunity to achieve higher yields. Lower-quality sectors in the high-yield bond market generally offer higher yields than most other issues as a way to compensate investors for taking on more risks. On December 31, CCC and non-rated bonds accounted for approximately 44% of the fund's net assets, up from 29.75% a year ago.
    On the other hand, due to its greater interest rate sensitivity, the BB sector of the high-yield market underperformed as interest rates rose during the year. Thus, we reduced our holdings in this sector from 7.83% of total net assets as the fiscal year opened to 4.61% of total net assets at its close.
    Overall, the fund has an average credit quality of B, as rated by Standard & Poor's, a widely known credit-rating agency.

FUND PROVIDES HIGH INCOME

30-day SEC yield as of 12/31/99

================================================================================
 Class        Class        Class          30-year
A shares     B shares     C shares     U.S. Treasury
--------------------------------------------------------------------------------
 11.43%       11.20%       11.20%          6.48%
================================================================================

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?
Holdings in AIM High Yield Fund continue to be well diversified among high-yield issuers in both the United States and in developed foreign countries. The fund's exposure to issuers in the telecommunications and telephone industries, which together represented almost 30% of total net assets on December 31, helped fuel fund performance. We continue to believe these industries offer attractive opportunities.
    During the fiscal year, we increased our allocation in developed foreign countries to approximately 14%. Bonds issued by foreign telecommunications companies accounted for the majority of the increase. The underpinnings of a sustained global expansion make the telecommunications high-yield sector attractive.

WHAT IS YOUR OUTLOOK FOR 2000?
The prospect of higher interest rates and further defaults will keep the level of uncertainty and volatility high in the high-yield sector. As a result, a recovery in the high-yield market may not occur until the second half of 2000. Although the past year and a half has been a rough period for the high-yield market, we believe that the worst may be behind us. In these uncertain market conditions, we will continue to take advantage of attractively valued high-yield credits, hoping to provide attractive income and total return opportunities for our investors.
    We also believe that the current high-yield environment represents an excellent opportunity for investors for several reasons. First, on an absolute yield basis, the yield on the average high-yield bond finished the year at approximately 12%. When you compare that to the long-term yield average, high-yield bonds seem cheap relative to other alternatives in the fixed-income universe. On an interesting note, the average price for a high-yield bond over the period 1992-99 was about 95% of par value. At the end of 1999, however, it was 85% of par value. Thus, we believe that there are some built-in gains in the difference between where prices are now and where they have been historically. Aggressive investors who can take an extended view and withstand short-term market volatility may be rewarded in the future.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

==========================================================================================================
TOP 10 INDUSTRIES                                        TOP 10 HOLDINGS
----------------------------------------------------------------------------------------------------------
  1. Telecommunications (Cellular/Wireless)   11.05%      1. Airplanes Pass Through Trust        1.81%
  2. Telecommunications (Long Distance)       10.01       2. Allied Waste North American, Inc.   1.65
  3. Telephone                                 7.77       3. ICG Services, Inc.                  1.41
  4. Manufacturing (Specialized)               5.24       4. Logix Communications                1.38
  5. Broadcasting (Television, Radio & Cable)  3.37       5. US Xchange LLC                      1.34
  6. Airlines                                  3.22       6. Venetian Casino/Resort LLC          1.21
  7. Oil & Gas (Exploration & Production)      3.13       7. Viatel, Inc. - 11.50%               1.12
  8. Retail (Specialty)                        2.93       8. Viatel, Inc. - 11.25%               1.11
  9. Auto Parts & Equipment                    2.40       9. Powertel, Inc.                      1.11
 10. Textiles (Apparel)                        2.40      10. Nextel Communication, Inc.          1.07

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================

          See important fund and index disclosures inside front cover.

                               AIM HIGH YIELD FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND VS. BENCHMARK INDEXES

12/31/89-12/31/99

in thousands
================================================================================
           AIM High Yield Fund,      Lehman High      Lipper High Current
             Class A Shares       Yield Bond Index     Yield Fund Index
--------------------------------------------------------------------------------
12/89              9,521               10,000                10,000
12/90              8,660                9,041                 8,888
12/91             12,314               13,216                12,463
12/92             14,605               15,298                14,751
12/93             17,292               17,917                17,679
12/94             17,002               17,732                17,028
12/95             19,869               21,132                19,989
12/96             22,936               23,531                22,583
12/97             25,806               26,535                25,558
12/98             24,491               27,030                25,539
12/99             26,259               27,677                26,762

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman High Yield Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper High Current Yield Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your fund performed compared to these benchmarks.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

10 Years                          9.60%

5 Years                           6.96

1 Year                           -2.80*

*2.08%, excluding sales charges

CLASS B SHARES

Since Inception (9/1/93)          5.90%

5 Years                           6.96

1 Year                           -3.14*

*1.46%, excluding CDSC

CLASS C SHARES

Since Inception (8/4/97)         -0.11%

1 Year                            0.54*

*1.46%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                               AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED CORPORATE
  BONDS & NOTES-91.02%

AEROSPACE/DEFENSE-0.47%

Precision Partners, Inc., Sr. Sub.
 Notes, 12.00%, 03/15/09(a)        $18,925,000   $   14,288,375
---------------------------------------------------------------

AIR FREIGHT-0.64%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           18,897,000       19,463,910
---------------------------------------------------------------

AIRLINES-3.22%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/12           62,860,000       55,316,800
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           24,250,000       24,371,250
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Sub. Yankee Notes,
  11.88%, 05/15/09                  17,960,000       18,566,150
---------------------------------------------------------------
                                                     98,254,200
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.40%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                  24,825,000       21,473,625
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                          26,750,000       26,081,250
---------------------------------------------------------------
Venture Holdings Trust, Sr.
  Unsec. Gtd. Sub. Notes,
  11.00%, 06/01/07                  20,250,000       19,743,750
---------------------------------------------------------------
  12.00%, 06/01/09                   6,750,000        6,108,750
---------------------------------------------------------------
                                                     73,407,375
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.18%

Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(b)                       21,120,000       12,487,200
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                       33,250,000       21,945,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(b)        39,305,000       26,432,612
---------------------------------------------------------------
Pegasus Communications
  Corp.-Series A, Sr. Sub. Notes,
  12.50%, 08/01/07(a)               17,500,000       19,162,500
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands), Sr. Disc.
  Notes, 13.38%, 11/01/09(a)(b)     30,000,000       16,950,000
---------------------------------------------------------------
                                                     96,977,312
---------------------------------------------------------------

BUILDING MATERIALS-0.89%

Blount Inc., Sr. Sub Notes,
  13.00%, 08/01/09(a)               22,000,000       23,320,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
BUILDING MATERIALS-(CONTINUED)

Imperial Home Decor Group-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 03/15/08(c)              $19,100,000   $    3,724,500
---------------------------------------------------------------
                                                     27,044,500
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.57%

Sterling Chemicals, Inc.-Series
  B, Sr. Gtd. Sec. Sub. Notes,
  12.38%, 07/15/06                  16,500,000       17,160,000
---------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                          17,980,000       15,732,500
---------------------------------------------------------------
ZSC Specialty Chemicals PLC
  (United Kingdom), Sr. Gtd.
  Unsub. Notes, 11.00%,
  07/01/09(a)                       14,500,000       15,080,000
---------------------------------------------------------------
                                                     47,972,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.03%

Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07      23,770,000        9,151,450
---------------------------------------------------------------
Trans-Resources, Inc.-
  Series B, Sr. Unsec. Disc.
    Notes, 12.00%, 03/15/08(b)      11,750,000        5,463,750
---------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    10.75%, 03/15/08                19,000,000       17,005,000
---------------------------------------------------------------
                                                     31,620,200
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.45%

Dialog Corp. PLC-Series A (United
  Kingdom), Sr. Sub. Yankee
  Notes, 11.00%, 11/15/07           26,250,000       12,731,250
---------------------------------------------------------------
GST Network Funding, Inc., Sr.
  Sec. Disc. Notes, 10.50%,
  05/01/08(b)                       36,450,000       17,769,375
---------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                  20,000,000       13,700,000
---------------------------------------------------------------
                                                     44,200,625
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.46%

Convergent Communications-Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                          33,500,000       25,292,500
---------------------------------------------------------------
Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08    18,425,000       19,208,062
---------------------------------------------------------------
                                                     44,500,562
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.21%

Equinix Inc., Sr. Notes, 13.00%,
  12/01/07(a)(d)                    16,690,000       17,315,875
---------------------------------------------------------------
Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  05/15/08                          25,500,000       19,635,000
---------------------------------------------------------------
                                                     36,950,875
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
COMPUTERS (SOFTWARE &
  SERVICES)-2.13%

Cybernet Internet Services
  International, Inc.,
  Conv. Unsec. Sub. Notes,
    13.00%, 08/15/09(a)(b)         $11,250,000   $    6,215,625
---------------------------------------------------------------
  Sr. Notes, 14.00%, 07/01/09       24,000,000       21,000,000
---------------------------------------------------------------
Earthwatch Inc.,
  Sr. Disc. Notes, 13.00%,
    07/15/07 (Acquired 07/07/99;
    Cost $24,705,502)(b)(d)(e)      34,000,000       23,800,000
---------------------------------------------------------------
  Sr. Notes, 12.50%, 03/01/05
    (Acquired 03/14/97-09/01/99;
    Cost $15,500,000)(e)            22,320,000       13,894,200
---------------------------------------------------------------
                                                     64,909,825
---------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.50%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08      18,550,000       15,211,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.85%

Fleming Companies, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.63%, 07/31/07                  28,700,000       26,045,250
---------------------------------------------------------------

FOODS-1.35%

Vlasic Foods International
  Inc.-Series B, Sr. Unsec. Sub.
  Notes, 10.25%, 07/01/09           23,500,000       22,501,250
---------------------------------------------------------------
Volume Services America Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  03/01/09                          19,000,000       18,810,000
---------------------------------------------------------------
                                                     41,311,250
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.96%

Resort at Summerlin LP-Series B,
  Sr. Unsec. Sub. Notes, 13.00%,
  12/15/07                          32,609,000       22,989,345
---------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                          42,200,000       37,030,500
---------------------------------------------------------------
                                                     60,019,845
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.27%

Biovail Corp. International, Sr.
  Notes, 10.88%, 11/15/05           16,875,000       17,803,125
---------------------------------------------------------------
King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                          19,570,000       20,842,050
---------------------------------------------------------------
                                                     38,645,175
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.62%

Triad Hospitals Holdings
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/15/09      18,320,000       19,052,800
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.58%

DJ Orthopedics, Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  06/15/09                          18,000,000       17,730,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
HEALTH CARE (SPECIALIZED
  SERVICES)-0.54%

Team Health, Inc., Sr. Sub.
  Notes, 12.00%, 03/15/09(a)       $16,930,000   $   16,591,400
---------------------------------------------------------------

HOMEBUILDING-0.54%

D.R. Horton, Inc., Unsec. Gtd.
  Sub. Notes, 10.00%, 04/15/06      16,105,000       16,507,625
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-2.10%

Falcon Products, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 06/15/09                  22,500,000       21,712,500
---------------------------------------------------------------
O'Sullivan Industries Inc., Sr.
  Sub. Notes, 13.38%,
  10/15/09(a)(d)                    21,000,000       20,947,500
---------------------------------------------------------------
Winsloew Furniture, Inc., Sr.
  Sub. Notes, 12.75%, 08/15/07(a)   23,870,000       21,483,000
---------------------------------------------------------------
                                                     64,143,000
---------------------------------------------------------------

HOUSEWARES-0.56%

Decora Industries, Inc.-Series B,
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                          21,370,000       17,202,850
---------------------------------------------------------------

IRON & STEEL-1.06%

Acme Metal Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(c)        28,939,000        5,932,495
---------------------------------------------------------------
GS Technologies Operating Co.,
  Inc., Sr. Gtd. Notes, 12.00%,
  09/01/04                          21,755,000       10,116,075
---------------------------------------------------------------
Sheffield Steel Corp.-Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                          19,100,000       16,330,500
---------------------------------------------------------------
                                                     32,379,070
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.90%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                          29,375,000       27,465,625
---------------------------------------------------------------

LODGING-HOTELS-0.37%

Stena Line A.B. (Sweden), Sr.
  Unsec. Yankee Notes, 10.63%,
  06/01/08                          18,680,000       11,301,400
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.66%

National Equipment
  Services-Series B, Sr. Unsec.
  Sub. Notes, 10.00%, 11/30/04      20,000,000       20,150,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.47%

Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                  21,085,000       17,816,825
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07      24,915,000        6,353,325
---------------------------------------------------------------
Jordan Industries, Inc.-Series D,
  Sr. Unsec. Notes, 10.38%,
  08/01/07                          20,500,000       20,602,500
---------------------------------------------------------------
                                                     44,772,650
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-5.24%

Berry Plastics Corp.,
  Sr. Gtd. Sub. Notes, 12.25%,
    04/15/04(d)                     13,000,000       13,390,000
---------------------------------------------------------------
  Series B, Sr. Sub. Notes,
    12.25%, 04/15/04(a)              4,750,000        4,892,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

MANUFACTURING (SPECIALIZED)-(CONTINUED)

Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                         $22,800,000   $   20,748,000
---------------------------------------------------------------
Derby Cycle Corp. (The), Sr.
  Unsec. Notes, 10.00%, 05/15/08    18,955,000       10,899,125
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  02/01/08                          22,835,000       15,870,325
---------------------------------------------------------------
Globe Manufacturing Corp.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.00%, 08/01/08                  17,050,000        8,269,250
---------------------------------------------------------------
Knowles Electronics, Inc., Sr.
  Sub. Notes, 13.13%, 10/15/09(a)   25,000,000       24,375,000
---------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                          19,140,000       19,809,900
---------------------------------------------------------------
Neenah Corp.
  Series B, Sr. Sub. Notes,
    11.13%, 05/01/07                 4,000,000        3,720,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.13%, 05/01/07                15,000,000       13,950,000
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  23,990,000       23,990,000
---------------------------------------------------------------
                                                    159,914,100
---------------------------------------------------------------

METALS MINING-1.59%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd.
  Yankee Notes, 11.00%, 12/01/07    28,800,000       28,656,000
---------------------------------------------------------------
Doe Run Resources Corp.
  (The)-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 03/15/05           21,000,000       19,845,000
---------------------------------------------------------------
                                                     48,501,000
---------------------------------------------------------------

NATURAL GAS-0.40%

Western Gas Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  06/15/09                          12,000,000       12,360,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.76%

Global Imaging Systems, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/07                          23,800,000       23,086,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.50%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09    14,735,000       15,287,562
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.10%

Abraxas Petroleum Corp.,
  Sr. Unsec. Gtd. Notes, 11.50%,
    11/01/04                         8,644,300        7,823,092
---------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Notes,
    12.88%, 03/15/03                14,000,000       14,560,000
---------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                          18,775,000       19,338,250
---------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09           28,000,000       27,720,000
---------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                          18,335,000       18,976,725
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.50%,
  07/01/08                         $13,145,000   $    6,375,325
---------------------------------------------------------------
                                                     94,793,392
---------------------------------------------------------------

PERSONAL CARE-0.67%

American Tissue Inc., Sr. Sec.
  Notes, 12.50%, 07/15/06(a)        20,150,000       20,603,375
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.66%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                  20,120,000       20,019,400
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.68%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                          20,566,149       20,668,980
---------------------------------------------------------------

RAILROADS-1.80%

RailWorks Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.50%, 04/15/09      25,500,000       25,946,250
---------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(b)               45,000,000       29,025,000
---------------------------------------------------------------
                                                     54,971,250
---------------------------------------------------------------

RESTAURANTS-0.56%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07           16,990,000       17,159,900
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.22%

Cumberland Farms, Inc.-Series
  11A, Sec. Notes, 10.50%,
  10/01/03                          16,207,000       15,923,378
---------------------------------------------------------------
Stater Brothers Holdings Inc.,
  Sr. Notes, 10.75%, 08/15/06       21,000,000       21,367,500
---------------------------------------------------------------
                                                     37,290,878
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.43%

Plainwell Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                          24,905,000       13,075,125
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.93%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           14,975,000       15,349,375
---------------------------------------------------------------
CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06        15,245,000       15,549,900
---------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08           27,650,000       26,712,625
---------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  08/15/08                          23,060,000       23,809,450
---------------------------------------------------------------
Vista Eyecare, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  10/15/05                          19,700,000        7,978,500
---------------------------------------------------------------
                                                     89,399,850
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.27%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07           17,315,000       17,141,850
---------------------------------------------------------------
GFSI Holdings, Inc.-Series B, Sr.
  Disc. Notes, 11.38%,
  09/15/09(b)                       20,000,000        6,100,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

J Crew Operating Corp., Sr. Sub.
  Notes, 10.38%, 10/15/07          $18,245,000   $   15,417,025
---------------------------------------------------------------
                                                     38,658,875
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.00%

Dimac Corp., Sr. Sub. Notes,
  12.50%, 10/01/08(a)               25,000,000        9,375,000
---------------------------------------------------------------
MDC Communications Corp.
  (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.50%, 12/01/06    21,470,000       21,308,975
---------------------------------------------------------------
                                                     30,683,975
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.88%

Avis Rent A Car, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  05/01/09                          21,150,000       22,313,250
---------------------------------------------------------------
Coinmach Corp.-Series D, Sr.
  Unsec. Notes, 11.75%, 11/15/05    22,185,000       22,961,475
---------------------------------------------------------------
Hydrochem Industrial Service
  Co.-Series B, Sr. Gtd. Sub.
  Notes, 10.38%, 08/01/07           14,055,000       12,122,438
---------------------------------------------------------------
                                                     57,397,163
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.66%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                          21,130,000       20,284,800
---------------------------------------------------------------

SHIPPING-0.37%

Millenium Seacarriers, Sr. Sec.
  Gtd. Mortgage Notes, 12.00%,
  07/15/05                          19,900,000       11,442,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-8.53%

Clearnet Communications, Inc.
  (Canada), Sr. Unsec. Disc.
  Yankee Notes, 14.75%,
  12/15/05(b)(d)                    18,860,000       18,671,400
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%,
  11/15/07(b)                       22,844,000       17,475,660
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Notes, 13.50%, 05/15/09(a)        18,000,000       18,090,000
---------------------------------------------------------------
Loral Space & Communications
  Ltd., Sr. Gtd. Sub. Notes,
  11.25%, 01/15/07(d)               23,000,000       17,365,000
---------------------------------------------------------------
Microcell Telecommunications,
  Inc.- Series B, (Canada), Sr.
  Disc. Yankee Notes, 14.00%,
  06/01/06(b)                       29,530,000       26,281,700
---------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Unsec. Notes, 12.00%,
    11/01/08                        29,040,000       32,670,000
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.13%,
    04/15/08(b)                     37,500,000       22,297,875
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(b)        38,000,000       33,751,220
---------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%,
    07/15/08(b)                     30,300,000       18,180,000
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%,
    04/15/09(b)                     21,230,000       11,464,200
---------------------------------------------------------------
WebLink Wireless, Inc., Sr. Disc.
  Sub. Notes, 11.25%, 02/01/08(b)   38,640,000       13,717,200
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Worldwide Fiber Inc. (Canada),
  Sr. Notes,
  12.50%, 12/15/05(a)              $12,065,000   $   12,728,575
---------------------------------------------------------------
  12.00%, 08/01/09(a)               17,210,000       17,855,375
---------------------------------------------------------------
                                                    260,548,205
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-8.22%

Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07    20,200,000       21,462,500
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           19,500,000       19,890,000
---------------------------------------------------------------
FirstCom Corp., Sr. Notes,
  14.00%, 10/27/07                  30,990,000       31,997,175
---------------------------------------------------------------
Long Distance International,
  Inc., Sr. Unsec. Notes, 12.25%,
  04/15/08                          26,290,000       15,313,925
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04(d)                       20,000,000       20,300,000
---------------------------------------------------------------
RSL Communications PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes,
    12.00%, 11/01/08                14,500,000       14,681,250
---------------------------------------------------------------
  Sr. Unsec. Yankee Gtd. Notes,
    9.88%, 11/15/09                  7,000,000        6,317,500
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 12.25%,
    11/15/06                        15,134,000       15,512,350
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands),
  Sr. Notes, 13.25%, 05/15/08       20,250,000       21,667,500
---------------------------------------------------------------
  Sr. Unsec. Notes, 13.25%,
    05/15/08                        14,810,000       15,846,700
---------------------------------------------------------------
Viatel, Inc.,
  Sr. Notes, 11.50%, 03/15/09(a)    33,417,680       34,086,034
---------------------------------------------------------------
  Sr. Sec. Notes, 11.25%,
    04/15/08                        33,500,000       33,835,000
---------------------------------------------------------------
                                                    250,909,934
---------------------------------------------------------------

TELEPHONE-7.52%

AirGate PCS Inc., Sr. Sub. Notes,
  13.50%, 10/01/09(b)(d)            28,400,000       15,904,000
---------------------------------------------------------------
Alestra S.A. (Mexico), Sr. Notes,
  12.13%, 05/15/06(a)               15,000,000       15,187,500
---------------------------------------------------------------
  12.63%, 05/15/09(a)                9,500,000        9,595,000
---------------------------------------------------------------
Esat Telecom Group PLC (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(b)                       25,530,000       21,828,150
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(b)                       79,650,000       42,967,989
---------------------------------------------------------------
Logix Communications Enterprises,
  Sr. Unsec. Notes, 12.25%,
  06/15/08                          53,750,000       42,059,375
---------------------------------------------------------------
NEXTLINK Communications, Inc.,
  Sr. Disc. Notes, 12.13%,
    12/01/09(a)(b)                  23,500,000       13,806,250
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.25%,
    06/01/09(b)                     25,855,000       16,030,100
---------------------------------------------------------------
PTC International Finance II SA
  (Luxembourg), Sr. Gtd. Sub.
  Notes, 11.25%, 12/01/09
  (Acquired 11/16/99; Cost
  $11,232,192)(e)                   11,400,000       11,457,000
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           42,500,000       40,906,250
---------------------------------------------------------------
                                                    229,741,614
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TEXTILES (APPAREL)-2.40%

Cherokee International LCC-Series
  B, Sr. Unsec. Sub. Notes,
  10.50%, 05/01/09                 $22,600,000   $   20,001,000
---------------------------------------------------------------
Panolam Industries International,
  Sr. Sub. Notes, 11.50%,
  02/15/09(a)                       18,330,000       18,834,075
---------------------------------------------------------------
Perry Ellis International,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.25%, 04/01/06      22,550,000       22,662,750
---------------------------------------------------------------
St. John Knits International,
  Inc., Sr. Sub. Notes, 12.50%,
  07/01/09(a)                       13,400,000       11,892,500
---------------------------------------------------------------
                                                     73,390,325
---------------------------------------------------------------

TRUCKERS-0.51%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/01/07                  15,530,000       15,530,000
---------------------------------------------------------------

TRUCKS & PARTS-1.49%

FleetPride Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.00%, 08/01/05      22,400,000       20,496,000
---------------------------------------------------------------
North American Van Lines, Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(a)                       25,000,000       25,125,000
---------------------------------------------------------------
                                                     45,621,000
---------------------------------------------------------------

WASTE MANAGEMENT-1.65%

Allied Waste North America Inc.,
  Sr. Sub Notes, 10.00%,
  08/01/09(a)                       56,250,000       50,343,750
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Corporate Bonds & Notes
      (Cost $3,091,978,086)                       2,779,802,152
---------------------------------------------------------------

                                     SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-2.62%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.19%

UnitedGlobalCom Inc.-Class A(f)         83,896        5,925,155
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.09%

Convergent Communications,
  Inc.(f)                              179,280        2,846,070
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.02%

Abraxas Petroleum Corp.(f)             736,228          690,213
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.02%

Meditrust Cos.                          89,907          494,488
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.86%

Celcaribe S.A., Ordinary Trust
  Ctfs. (Acquired
  05/17/94-01/23/97; Cost
  $0)(e)(f)                          2,276,400        3,983,700
---------------------------------------------------------------
Clearnet Communications
  Inc.-Class A-ADR (Canada)(f)         100,716        3,462,112
---------------------------------------------------------------
Loral Space & Communications Ltd.       21,676          526,998
---------------------------------------------------------------
Microcell Telecommunications,
  Inc. (Canada)(f)                     253,257        8,325,824
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                  52,195        5,382,609
---------------------------------------------------------------
Powertel, Inc.(f)                       45,663        4,583,424
---------------------------------------------------------------
                                                     26,264,667
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-1.33%

FirstCom Corp.(f)                      804,650   $   29,570,888
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                               34,902        1,335,002
---------------------------------------------------------------
RSL Communications PLC-Class A
  (United Kingdom)(f)                  179,445        3,072,989
---------------------------------------------------------------
Viatel, Inc.(f)                        121,387        6,509,378
---------------------------------------------------------------
                                                     40,488,257
---------------------------------------------------------------

TELEPHONE-0.11%

ICG Communications, Inc.(f)             39,600          742,500
---------------------------------------------------------------
Intermedia Communications Inc.(f)       69,657        2,703,562
---------------------------------------------------------------
                                                      3,446,062
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,155,019)                                   80,154,912
---------------------------------------------------------------

PREFERRED STOCKS-1.76%

COMPUTERS (SOFTWARE &
  SERVICES)-0.06%

Earthwatch Inc.-Series C, $1.20
  Conv. Pfd. (Acquired 03/14/97;
  Cost $4,824)(e)                      103,236        1,884,057
---------------------------------------------------------------

SHIPPING-0.05%

Pegasus Shipping Hellas Co.-Pfd.
  (Bermuda) (Acquired 06/24/98;
  Cost $7,461,000)(e)                   15,000        1,425,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.65%

Dobson Communications
  Corp.-$122.50 PIK Pfd.                21,435       21,702,598
---------------------------------------------------------------
Nextel Communications,
  Inc.-Series E, $111.25 PIK Pfd.       28,493       28,777,930
---------------------------------------------------------------
                                                     50,480,528
---------------------------------------------------------------
    Total Preferred Stocks (Cost
      $49,098,015)                                   53,789,585
---------------------------------------------------------------

RIGHTS & WARRANTS-0.74%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.01%

Knology Inc., expiring 10/22/07
  (Acquired 03/12/98; Cost
  $0)(e)(g)                             47,250          129,938
---------------------------------------------------------------
Wireless One, Inc., expiring
  10/19/00(g)                           37,560                0
---------------------------------------------------------------
                                                        129,938
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.01%

Sterling Chemicals Holdings,
  expiring 08/15/08(g)                   7,500          120,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.06%

Cybernet Internet Services
  International, Inc., expiring
  07/01/09 (Acquired 10/18/99;
  Cost $0)(e)(g)                        23,000        1,845,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(g)                           18,802           18,802
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin LP, expiring
  12/15/07(g)                           26,889   $          269
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(g)                           17,500          315,000
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.04%

Winsloew Furniture, Inc.,
  expiring 08/15/07 (Acquired
  12/06/99; Cost $0)(e)(g)              23,870        1,193,500
---------------------------------------------------------------

IRON & STEEL-0.00%

Bar Technologies, Inc., expiring
  04/01/01(g)                            6,000          120,000
---------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(g)                           15,990              160
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.00%

Abraxas Petroleum Corp.-Rts.(g)        736,228                0
---------------------------------------------------------------

SHIPPING-0.00%

Millenium Seacarriers, expiring
  07/15/03(g)                           19,900           24,875
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.01%

Cellnet Data System, expiring
  10/01/07 (Acquired
  09/24/97-10/15/97; Cost
  $0)(e)(g)                             10,000            2,600
---------------------------------------------------------------
Nextel International, Inc.,
  expiring 04/15/07(g)                  39,500          325,875
---------------------------------------------------------------
                                                        328,475
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.46%

Long Distance International,
  Inc., expiring 04/13/08(g)            25,610   $       64,025
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands), expiring
  05/15/08 (Acquired
  05/20/98-05/24/99; Cost
  $1,654)(e)(g)                         35,060       14,032,765
---------------------------------------------------------------
                                                     14,096,790
---------------------------------------------------------------

TELEPHONE-0.14%

AirGate PCS Inc., expiring
  10/01/09(g)                           28,400        2,485,000
---------------------------------------------------------------
Esat Telecom Group PLC (Ireland),
  expiring 02/01/07 (Acquired
  06/16/97; Cost $0)(e)(g)              25,530        1,850,925
---------------------------------------------------------------
                                                      4,335,925
---------------------------------------------------------------
    Total Rights & Warrants (Cost
      $711,621)                                      22,529,484
---------------------------------------------------------------

MONEY MARKET FUNDS-2.12%

STIC Liquid Assets Portfolio(h)     32,367,437       32,367,437
---------------------------------------------------------------
STIC Prime Portfolio(h)             32,367,437       32,367,437
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $64,734,875)                             64,734,874
---------------------------------------------------------------

TOTAL INVESTMENTS-98.26% (Cost
  $3,217,677,616)                                 3,001,011,007
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.74%                                  53,028,747
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,054,039,754
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Ctfs.  - Certificates
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:
(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Step Bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Defaulted security. Currently, the issuer is in default with respect to a portion of interest payments.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit represents shares of the issuer.
(e) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/99 was $75,499,435 which represents 2.47% of the Fund's net assets.
(f) Non-income producing security.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value
  (cost $3,217,677,616)                     $3,001,011,007
----------------------------------------------------------
Cash                                               498,337
----------------------------------------------------------
Receivables for:
  Fund shares sold                              10,262,404
----------------------------------------------------------
  Dividends and interest                        72,951,666
----------------------------------------------------------
Investment for deferred compensation plan           86,639
----------------------------------------------------------
Other assets                                        77,473
----------------------------------------------------------
    Total assets                             3,084,887,526
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        13,289,236
----------------------------------------------------------
  Dividends                                     12,542,033
----------------------------------------------------------
  Deferred compensation plan                        86,639
----------------------------------------------------------
Accrued advisory fees                            1,268,054
----------------------------------------------------------
Accrued distribution fees                        2,995,847
----------------------------------------------------------
Accrued operating expenses                         665,963
----------------------------------------------------------
    Total liabilities                           30,847,772
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,054,039,754
==========================================================

NET ASSETS:

Class A                                     $1,364,501,549
==========================================================
Class B                                     $1,559,863,535
==========================================================
Class C                                     $  129,674,670
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        169,182,889
==========================================================
Class B                                        193,343,459
==========================================================
Class C                                         16,110,440
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         8.07
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.07 divided
       by 95.25%)                           $         8.47
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         8.07
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $         8.05
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:

Interest                                    $ 375,366,595
---------------------------------------------------------
Dividends                                       2,393,402
---------------------------------------------------------
    Total investment income                   377,759,997
---------------------------------------------------------

EXPENSES:

Advisory fees                                  16,396,698
---------------------------------------------------------
Administrative services fees                      177,468
---------------------------------------------------------
Transfer agent fees -- Class A                  2,097,314
---------------------------------------------------------
Transfer agent fees -- Class B                  2,604,737
---------------------------------------------------------
Transfer agent fees -- Class C                    193,682
---------------------------------------------------------
Trustees' fees                                     27,921
---------------------------------------------------------
Distribution fees -- Class A                    3,885,854
---------------------------------------------------------
Distribution fees -- Class B                   17,586,035
---------------------------------------------------------
Distribution fees -- Class C                    1,307,654
---------------------------------------------------------
Other                                           1,526,312
---------------------------------------------------------
    Total expenses                             45,803,675
---------------------------------------------------------
Less: Expenses paid indirectly                   (175,176)
---------------------------------------------------------
    Net expenses                               45,628,499
---------------------------------------------------------
Net investment income                         332,131,498
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                 (269,838,431)
---------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                         1,279,047
---------------------------------------------------------
    Net gain (loss) from investment
       securities                            (268,559,384)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  63,572,114
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 AND 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  332,131,498    $  336,256,233
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (269,838,431)     (188,887,632)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          1,279,047      (359,473,146)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  63,572,114      (212,104,545)
----------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                       (159,655,684)     (170,021,135)
----------------------------------------------------------------------------------------------
  Class B                                                       (165,609,472)     (158,792,161)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,356,480)       (6,792,770)
----------------------------------------------------------------------------------------------

Distributions in excess of net investment income:

  Class A                                                           (520,904)               --
----------------------------------------------------------------------------------------------
  Class B                                                           (589,357)               --
----------------------------------------------------------------------------------------------
  Class C                                                            (43,823)               --
----------------------------------------------------------------------------------------------

Return of capital:

  Class A                                                         (2,837,931)               --
----------------------------------------------------------------------------------------------
  Class B                                                         (3,209,458)               --
----------------------------------------------------------------------------------------------
  Class C                                                           (239,296)               --
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (181,118,609)      142,435,247
----------------------------------------------------------------------------------------------
  Class B                                                       (116,020,002)      448,570,951
----------------------------------------------------------------------------------------------
  Class C                                                         27,659,521       101,384,122
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (550,969,381)      144,679,709
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,605,009,135     3,460,329,426
----------------------------------------------------------------------------------------------
  End of period                                               $3,054,039,754    $3,605,009,135
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,735,858,478    $4,011,736,919
----------------------------------------------------------------------------------------------
  Undistributed net investment income                               (100,711)        5,490,138
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (465,051,403)     (194,272,265)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (216,666,610)     (217,945,657)
----------------------------------------------------------------------------------------------
                                                              $3,054,039,754    $3,605,009,135
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded, non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $7,340,058, undistributed net realized gains decreased by $940,707 and paid-in capital was decreased by $6,399,351 as a result of differing book/tax treatment of market discount and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $416,097,836 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $177,468 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $2,941,102 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $3,885,854, $17,586,035 and $1,307,654, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $800,330 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $423,986 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $9,734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $39,420 and $135,756, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $175,176 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $2,588,655,750 and $2,726,847,749, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 146,029,538
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (368,443,665)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                  $(222,414,127)
=========================================================

Cost of investments for tax purposes is $3,223,425,134.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                             1998
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A                87,500,179   $   744,553,292    113,312,954   $ 1,099,027,598
--------------------------------------------------------------------------------------
  Class B                46,805,949       400,392,138     81,983,594       793,346,240
--------------------------------------------------------------------------------------
  Class C                10,550,688        89,612,238     31,084,188       309,774,327
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                12,419,332       104,772,227     11,706,241       112,173,341
--------------------------------------------------------------------------------------
  Class B                10,055,937        84,833,641      8,418,057        80,427,189
--------------------------------------------------------------------------------------
  Class C                   975,391         8,192,752        480,845         4,500,556
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (121,294,314)   (1,030,444,128)  (110,296,515)   (1,068,765,692)
--------------------------------------------------------------------------------------
  Class B               (71,318,813)     (601,245,781)   (44,848,230)     (425,202,478)
--------------------------------------------------------------------------------------
  Class C                (8,365,761)      (70,145,469)   (21,196,339)     (212,890,761)
--------------------------------------------------------------------------------------
                        (32,671,412)  $  (269,479,090)    70,644,795   $   692,390,320
======================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999, and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                1999           1998           1997           1996          1995
                                                             ----------     ----------     ----------     ----------     --------
Net asset value, beginning of period                         $     8.77     $    10.16     $     9.88     $     9.43     $   8.93
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
Income from investment operations:
  Net investment income                                            0.85           0.92           0.90           0.92         0.93
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.66)         (1.40)          0.28           0.46         0.52
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
    Total from investment operations                               0.19          (0.48)          1.18           1.38         1.45
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
Less distributions:
  Dividends from net investment income                            (0.87)         (0.91)         (0.90)         (0.93)       (0.95)
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
  Return of capital                                               (0.02)            --             --             --           --
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
    Total distributions                                           (0.89)         (0.91)         (0.90)         (0.93)       (0.95)
-----------------------------------------------------------  ----------     ----------     ----------     ----------     --------
Net asset value, end of period                               $     8.07     $     8.77     $    10.16     $     9.88     $   9.43
===========================================================  ==========     ==========     ==========     ==========     ========
Total return(a)                                                    2.21%         (5.10)%        12.52%         15.44%       16.86%
===========================================================  ==========     ==========     ==========     ==========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $1,364,502     $1,670,863     $1,786,352     $1,272,974     $886,106
===========================================================  ==========     ==========     ==========     ==========     ========
Ratio of expenses to average net assets                            0.92%(b)       0.85%          0.90%          0.97%        0.96%
===========================================================  ==========     ==========     ==========     ==========     ========
Ratio of net investment income to average net assets              10.06%(b)       9.45%          9.08%          9.67%        9.95%
===========================================================  ==========     ==========     ==========     ==========     ========
Portfolio turnover rate                                              79%            76%            80%            77%          61%
===========================================================  ==========     ==========     ==========     ==========     ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $1,554,341,715.

                                                         CLASS B                                             CLASS C
                             ----------------------------------------------------------------    -------------------------------
                                1999          1998          1997          1996         1995        1999      1998(A)       1997
                             ----------    ----------    ----------    ----------    --------    --------    --------    -------
Net asset value, beginning
 of period                   $     8.76    $    10.16    $     9.88    $     9.42    $   8.92    $   8.74    $  10.14    $ 10.04
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
Income from investment
 operations:
 Net investment income             0.79          0.84          0.83          0.85        0.85        0.78        0.82       0.35
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
 Net gains (losses) on
   securities (both
   realized and unrealized)       (0.66)        (1.40)         0.28          0.47        0.52       (0.65)      (1.38)      0.10
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
   Total from investment
     operations                    0.13         (0.56)         1.11          1.32        1.37        0.13       (0.56)      0.45
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
Less distributions:
 Dividends from net
   investment income              (0.80)        (0.84)        (0.83)        (0.86)      (0.87)      (0.80)      (0.84)     (0.35)
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
 Return of capital                (0.02)           --            --            --          --       (0.02)         --         --
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
   Total distributions            (0.82)        (0.84)        (0.83)        (0.86)      (0.87)      (0.82)      (0.84)     (0.35)
---------------------------  ----------    ----------    ----------    ----------    --------    --------    --------    -------
Net asset value, end of
 period                      $     8.07    $     8.76    $    10.16    $     9.88    $   9.42    $   8.05    $   8.74    $ 10.14
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======
Total return(b)                    1.46%        (5.90)%       11.71%        14.68%      15.91%       1.46%      (5.92)%     4.49%
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)              $1,559,864    $1,820,899    $1,647,801    $1,068,060    $557,926    $129,675    $113,246    $26,177
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======
Ratio of expenses to
 average net assets                1.68%(c)      1.61%         1.65%         1.68%       1.73%       1.68%(c)    1.61%      1.68%(d)
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======
Ratio of net investment
 income to average net
 assets                            9.30%(c)      8.69%         8.33%         8.95%       9.18%       9.30%(c)    8.69%      8.30%(d)
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======
Portfolio turnover rate              79%           76%           80%           77%         61%         79%         76%        80%
===========================  ==========    ==========    ==========    ==========    ========    ========    ========    =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.
(c) Ratios are based on average net assets of $1,758,603,534 and $130,765,409 for Class B and Class C, respectively.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM High Yield Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                                 OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                         11 Greenway Plaza
Chairman                                          Chairman                                 Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                                Gary T. Crum                             Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                               TRANSFER AGENT
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Edward K. Dunn Jr.                                Robert G. Alley                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President
Formerly Vice Chairman, President                                                          CUSTODIAN
and Chief Operating Officer,                      Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and          Vice President                           State Street Bank and Trust Company
President, Mercantile Bankshares                                                           225 Franklin Street
                                                  Melville B. Cox                          Boston, MA 02110
Jack Fields                                       Vice President
Chief Executive Officer                                                                    COUNSEL TO THE FUND
Texana Global, Inc.;                              Karen Dunn Kelley
Formerly Member                                   Vice President                           Ballard Spahr
of the U.S. House of Representatives                                                       Andrews & Ingersoll, LLP
                                                  Edgar M. Larsen                          1735 Market Street
Carl Frischling                                   Vice President                           Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP             Mary J. Benson                           COUNSEL TO THE TRUSTEES
                                                  Assistant Vice President and
Robert H. Graham                                  Assistant Treasurer                      Kramer, Levin, Naftalis & Frankel
President and Chief Executive Officer                                                      919 Third Avenue
A I M Management Group Inc.                       Sheri Morris                             New York, NY 10022
                                                  Assistant Vice President and
Prema Mathai-Davis                                Assistant Treasurer                      DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                                  Renee A. Friedli                         A I M Distributors, Inc.
Lewis F. Pennock                                  Assistant Secretary                      11 Greenway Plaza
Attorney                                                                                   Suite 100
                                                  P. Michelle Grace                        Houston, TX 77046
Louis S. Sklar                                    Assistant Secretary
Executive Vice President                                                                   AUDITORS
Hines Interests                                   Nancy L. Martin
Limited Partnership                               Assistant Secretary                      KPMG LLP
                                                                                           700 Louisiana
                                                  Ofelia M. Mayo                           Houston, TX 77002
                                                  Assistant Secretary

                                                  Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION
AIM High Yield Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.8724, $0.8004, and $0.8004 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts, 0.42% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid, 0.32% was derived from U.S. Treasury obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                  INTERNATIONAL GROWTH FUNDS                   A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                    AIM Advisor International Value Fund         leadership in the mutual fund industry
AIM Blue Chip Fund                            AIM Asian Growth Fund                        since 1976 and managed approximately
AIM Capital Development Fund                  AIM Developing Markets Fund                  $160 billion in assets for more than 6.6
AIM Constellation Fund(1)                     AIM Euroland Growth Fund(4)                  million shareholders, including
AIM Dent Demographic Trends Fund              AIM European Development Fund                individual investors, corporate clients
AIM Large Cap Growth Fund                     AIM International Equity Fund                and financial institutions, as of
AIM Mid Cap Equity Fund                       AIM Japan Growth Fund                        December 31, 1999.
AIM Mid Cap Growth Fund                       AIM Latin American Growth Fund                   The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund                AIM New Pacific Growth Fund                  Trademark-- is distributed nationwide,
AIM Select Growth Fund                                                                     and AIM today is the eighth-largest
AIM Small Cap Growth Fund(2)                  GLOBAL GROWTH FUNDS                          mutual fund complex in the United States
AIM Small Cap Opportunities Fund(3)           AIM Global Aggressive Growth Fund            in assets under management, according to
AIM Value Fund AIM Weingarten Fund            AIM Global Growth Fund                       Strategic Insight, an independent
                                                                                           mutual~fund monitor.
GROWTH & INCOME FUNDS                         GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                         AIM Global Growth & Income Fund
AIM Advisor Large Cap Value Fund              AIM Global Utilities Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                             GLOBAL INCOME FUNDS
AIM Basic Value Fund                          AIM Emerging Markets Debt Fund
AIM Charter Fund                              AIM Global Government Income Fund
                                              AIM Global Income Fund
INCOME FUNDS                                  AIM Strategic Income Fund
AIM Floating Rate Fund
AIM High Yield Fund                           THEME FUNDS
AIM High Yield Fund II                        AIM Global Consumer Products and Services Fund
AIM Income Fund                               AIM Global Financial Services Fund
AIM Intermediate Government Fund              AIM Global Health Care Fund
AIM Limited Maturity Treasury Fund            AIM Global Infrastructure Fund
                                              AIM Global Resources Fund
TAX-FREE INCOME FUNDS                         AIM Global Telecommunications and Technology Fund(5)
AIM High Income Municipal Fund                AIM Global Trends Fund(6)
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999,
AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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                                                        --Registered Trademark--




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